UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2019

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange

Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 25, 2019, Citizens Financial Group, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $500 million aggregate principal amount of 2.850% Senior Notes due 2026 (the “Notes”). The Offering was completed pursuant to the Prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-227792) (the “Registration Statement”), dated October 11, 2018, as supplemented by a Prospectus Supplement dated July 22, 2019 and a free writing prospectus filed on July 22, 2019. In connection with the Offering, the Company entered into an Underwriting Agreement, dated July 22, 2019, with Barclays Capital Inc., Citizens Capital Markets, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC.

The Notes were issued under the Indenture, dated as of October 28, 2015 (the “Base Indenture”), as amended by the Third Supplemental Indenture, dated as of July 25, 2019 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee. The Notes have a fixed interest rate of 2.850%, payable semi-annually.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Indenture, and (iii) the form of Note, which are attached hereto or, in the case of the Base Indenture attached as Exhibit 4.4 of the Registration Statement.

The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include securities repurchase programs, capital expenditures, working capital, repayment or reduction of long-term and short-term debt, redemption of outstanding long-term debt, short-term debt and preferred equity securities, and the financing of acquisitions. The Company has not identified the amounts it will spend on any specific purpose.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 22, 2019, between the Company, Barclays Capital Inc., Citizens Capital Markets, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC

4.1	Third Supplemental Indenture, dated as of July 25, 2019, between the Company and The Bank of New York Mellon

4.2	Form of 2.850% Senior Note due July 27, 2026 (included in Exhibit 4.1)

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Stephen T. Gannon
Name:	Stephen T. Gannon
Title:	Executive Vice President, General Counsel and Chief Legal Officer

Date: July 25, 2019